UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) October 29, 2004 (October 27, 2004)

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

Registrant's telephone number, including area code (212) 413-1800

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Pursuant to the Indenture, dated as of November 27, 2001, between Cendant Corporation (the "Company") and The Bank of Nova Scotia Trust Company of New York, as trustee, on October 27, 2004, we gave notice to holders that we have elected to redeem on November 27, 2004 all $803,508,000 aggregate principal amount of our outstanding 3 7/8% Convertible Senior Debentures due 2011 for cash at a price equal to $1019.05 per $1,000 principal amount of Debentures. The redemption price consists of $1,000 accreted value as of the redemption date plus $19.05 of accrued and unpaid interest to the redemption date.

In accordance with the terms of the Indenture, Debentures called for redemption may be converted into shares of our common stock at any time before the close of business on November 24, 2004, which is the date that is two business days prior to the redemption date. The current conversion rate is 41.58 shares of our common stock per $1,000 principal amount of Debentures. Holders who want to convert Debentures must satisfy the requirements set forth in the Debentures. No payment will be made for interest accrued and unpaid on Debentures surrendered for conversion. In addition, since the Debentures have been called for redemption on a redemption date that is between an interest record date and the corresponding interest payment date, no payment of interest will be made by the Company on November 30, 2004 to holders of record on November 15, 2004 and no payment by the holders for such interest will be required to accompany any Debentures surrendered for conversion.

The Indenture and Form of Debenture are incorporated by reference herein to Exhibit 4.1 to our Current Report on Form 8-K dated December 6, 2001.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

4.1
Indenture, dated as of November 27, 2001, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as Trustee (Incorporated by reference to Exhibit 4.1 to Cendant’s Current Report on Form 8-K dated December 6, 2001).

4.2	Form of 3 7/8% Convertible Senior Debenture due 2011 (included in Exhibit 4.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By: /s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date: October 29, 2004

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated October 29, 2004 (October 27, 2004)

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of November 27, 2001, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as Trustee (Incorporated by reference to Exhibit 4.1 to Cendant’s Current Report on Form 8-K dated December 6, 2001).

4.2	Form of 3 7/8% Convertible Senior Debenture due 2011 (included in Exhibit 4.1).